UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 11, 2003

                       INTELLIGENT MOTOR CARS GROUP, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    333-88952
                                    ---------
                                   File Number


                DELAWARE                                 74-3022293
     (State or other jurisdiction                    (I.R.S. Employer
    of incorporation or organization)                Identification No.)

                              1600 W. Sunrise Blvd.
                         Fort Lauderdale, Florida 33311
                    ----------------------------------------
               (Address of principal executive offices) (Zip Code)

                  Registrant's telephone number (954) 462-0500
                                                --------------

                             All correspondence to:
                           Michelle Kramish Kain, Esq.
                           Michelle Kramish Kain, P.A.
                           750 Southeast Third Avenue
                                    Suite 100
                         Fort Lauderdale, Florida 33316
                            Telephone: (954) 768-0678
                            Facsimile: (954) 768-0158



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ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a)(1)(i) On November 11, 2003, Intelligent Motor Cars Group, Inc. ("the Registrant") changed accountants from Rachlin Cohen & Holtz, LLP to Berkovits, Lago & Company, LLP.

         (i) The Registrant decided to dismiss Rachlin Cohen & Holtz, LLP ("Rachlin") as its independent accountants;

         (ii) Rachlin's initial report dated June 10, 2003 on the 2002 and 2001 financial statements of the Registrant was qualified as the result of scope limitations relating to (a) the accounting for and disclosure of all related party transactions, and (b) the recording of notes receivable - stockholders at net realizable value. This initial report also contained an explanatory paragraph reporting substantial doubt about the Registrant's ability to continue as a going concern. Rachlin issued a second report dated August 7, 2003 on the 2002 and 2001 financial statements of the Registrant indicating that Rachlin performed additional auditing procedures that provided sufficient competent evidential matter concerning the related party transactions and that the Registrant restated the 2002 financial statements for the write off of the notes receivable
                  - stockholders. This second report also contained (a) an emphasis of a matter paragraph concerning related party transactions, and (b) an explanatory paragraph reporting substantial doubt about the Registrant's ability to continue as a going concern.

         (iii) The decision to change accountants was approved by the Registrant's Board of Directors; and


         (iv)(A) During the period from August 7, 2003 to November 11, 2003, there were no disagreements with Rachlin related to accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rachlin would have caused Rachlin to make reference to the subject matter of the disagreement in connection with its report, except as described in (ii) above regarding Rachlin's initial report.

         (v) (A) For the two years ended December 31, 2002 and 2001, the Rachlin initial report dated June 10, 2003 contained an explanatory paragraph stating that the independent auditors were unable to obtain sufficient evidential matter to satisfy themselves that all related party transactions were properly accounted for. On August 7, 2003 the independent auditors reissued their report on the above referenced financial statements which were restated to properly account for all related party transactions clearing this exception.

                  (B) In a Report on Reportable Conditions and Other Matters dated June 10, 2003, Rachlin advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements did not exist. These conditions included (a) Material Weaknesses relating to maintaining and managing legal documents, minutes of meetings of Board of Directors, source documents, inventories (including perpetual records and cut-offs), related party transactions, management communications, and private offerings - notes payable; and (b) Reportable Conditions relating to segregation of duties, audit committee,

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                  insider loans, Form 1099's, numerical sequence of checks used, reconciliation of bank accounts, accounting manager, accounting procedures manual, and year-end closing procedures.

                  (C)(1) Reference is made to the circumstances described in
                  (a)(1)(ii) above regarding Rachlin's having advised the Registrant of the need to expand significantly the scope of its audit, which subsequently resulted in Rachlin having expanded the scope of its audit and performing additional auditing procedures that enabled Rachlin to issue its second report dated August 7, 2003.

(2) On November 11, 2003, the Registrant engaged Berkovits, Lago & Company, LLP as its independent accounts,

         (i) The Registrant did not consult with Berkovits, Lago & Company, LLP, its new independent accountants, regarding any matter prior to its engagement; and

         (ii)     Not applicable.

(3) The Registrant has provided to Rachlin Cohen & Holtz, LLP, its former accountants, a copy of the disclosures contained in this Item 4 and the Registrant has requested a letter from Rachlin Cohen & Holtz, LLP addressed to the Commission, confirming the statements made by the Registrant in this Item 4. A copy of such letter is attached hereto.

(b) Not applicable.

Item 7.  FINANCIAL, STATEMENTS, PROFORMA FINANCIAL INFORMATION AND

EXHIBITS.

(a) Not applicable.
(b) Not applicable.
(c) Exhibits
    (16.1)   Letter from Rachlin Cohen & Holtz, LLP
             pursuant to Item 304(a) (3) of Regulations S-B.

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                                   SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 11, 2003

                                        Intelligent Motor Cars Group, Inc.
                                                   (Registrant)

                                        /s/ Gerald Scalzo
                                        -------------------------
                                        By: Gerald Scalzo,
                                        Title:  Chief Executive Officer


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